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                                                                   EXHIBIT 10.19

                                                 [ALLOS THERAPEUTICS, INC. LOGO]

January 11, 2000

On March 25, 1999 representatives of Hovione, SA and Allos Therapeutics, Inc. signed a term sheet indicating the intent of Hovione and Allos to establish a supply agreement and its anticipated terms. [ * ] during clinical development and for a designated number of years after commercialization. [ * ]

This letter has two purposes: (1) To recognize that both parties still agree that the terms in March 25, 1999 term sheet will form the basis of the definitive contract and (2) that the terms contained in the term sheet will function as a supply agreement until the definitive agreement is reached.


Acknowledged and Agreed


ALLOS THERAPEUTICS, INC.                        HOVIONE INTER LIMITED


By: /s/ Stephen J. Hoffman, Ph.D., M.D.         By: /s/ Chry Villax
   ------------------------------------            -------------------------
   Stephen J. Hoffman, Ph.D., M.D.                 Chry Villax
   President & Chief Executive Officer             Chief Executive Officer

Date:  1/12/00                                  Date:  13th January 2000
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